UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3401 Mallory Lane, Suite 100 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BACK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Change in Registrant’s Certifying Accountant.

On June 26, 2024, IMAC Holdings, Inc. (the “Company”) engaged Marcum, LLP (“Marcum”) as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Marcum’s engagement, neither the Company nor anyone acting on its behalf consulted Marcum regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Marcum did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) on accounting principles or practices, financial statement disclosure or auditing scope or procedures or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

In connection with the engagement of Marcum, on June 26, 2024, the Company terminated the engagement of Salberg & Company, P.A. (“Salberg”) as the Company’s independent registered public accounting firm.

The report of Salberg regarding the Company’s financial statements for the fiscal year ended December 31, 2023 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except that the audit report of Salberg on the Company’s financial statements for the year ended December 31, 2023 contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern..

During the fiscal year ended December 31, 2023, and subsequent interim periods through the date of Salberg’s termination, (i) there were no disagreements with Salberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Salberg, would have caused it to make reference to such disagreement in its reports and (ii) there were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the instructions related thereto.

The Company provided Salberg with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Salberg furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated July 2, 2024, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2024, the Company increased the size of its Board of Directors (the “Board”) to five (5) members and appointed two new directors to fill the resulting vacancies. Peter Beitsch, MD, and Matthew Schwartz, MD joined the Board, effective June 26, 2024.

Since 1994, Dr. Beitsch has been in private medical practice with a focus on melanoma and breast cancer. He is actively involved in breast cancer and melanoma research and has held numerous positions in national surgical societies including the American Society of Breast Surgeons where he served as first Chairman of the Membership Committee 2001-4, Program Director for the 2005 Annual Meeting in Los Angeles, Board of Directors Member from 2006-9 and 2012-15. He was President of the Society 2013-14. In addition, he has served on the Executive Committee of the Society of Surgical Oncology 2008-2010, General Surgical Oncology Committee of the American Board of Surgery 2013-19, and was a National Ultrasound Faculty for the American College of Surgeons. Dr. Beitsch was a co-founder of, and remains involved with, Targeted Medical Education, which has been involved in studies and clinical trials for breast cancer research and which was acquired by Aptitude Health in 2022. Dr. Beitsch attended the University of Texas Southwestern Medical School in Dallas. He trained in general surgery residency at Parkland Hospital in Dallas from 1986 to 1993, during which he received a 2 year National Cancer Institute fellowship at M.D. Anderson Cancer Center from 1988-90. He completed his training with a surgical oncology fellowship at the John Wayne Cancer Institute in Santa Monica, California.

Dr. Matthew Schwartz is a Radiation Oncologist with 20 years of experience in the Oncology and Biotechnology industries. 2011 to 2020, Dr. Schwarz held key leadership positions at Comprehensive Cancer Centers of Nevada (“CCCN”), including serving on the Board of Directors and as Chairman of the Marketing Committee. In 2010, Dr. Schwartz co-founded Las Vegas Cyberknife, an institution using advanced, non-invasive targeted radiation treatments for tumors. Currently, he serves as the Chairman of the Board of Managers at Las Vegas Cyberknife, Dr. Schwartz has also served on the Radiation Oncology Leadership Council of the US Oncology Network, the US Oncology Clinical Pathways Committee, and the McKesson Specialty Health Radiation Executive Committee. Dr. Schwartz completed his training at McGill University, where he was Chief Resident, and Yale-New Haven Hospital.

There are no family relationships between either of Dr. Beitsch or Dr. Schwartz and any director or officer of the Company, nor are there transactions in which either Dr. Beitsch or Dr. Schwartz has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Salberg & Company P.A. dated July 2, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2024

IMAC HOLDINGS, INC.

By:	/s/ Faith Zaslavsky
Name:	Faith Zaslavsky
Title:	Chief Executive Officer